EXECUTION COPY


                           NOTE AND SECURITY AGREEMENT

$1,813,449.08                                         Date: July 28, 1998


FOR VALUE  RECEIVED,  the  undersigned  debtor,  American  Finance  Group,  Inc.
(hereinafter called the "Debtor"), hereby promises to pay to the order of Transamerica Business Credit Corporation (hereinafter called the "Lender") the principal amount of ONE MILLION EIGHT HUNDRED THIRTEEN THOUSAND FOUR HUNDRED FORTY-NINE AND 08/100 DOLLARS ($1,813,449.08), together with interest thereon at the rate of 9.22% per annum, in thirty-two (32) equal installments of $63,714.65 each commencing on August 1, 1998 and continuing monthly on the I' day of each month through and including March 1, 2001.

Section 1. Grant of Security Interest.

As security for the payment and performance of the obligations of the Debtor under this Note and Security Agreement ("Note and Security Agreement'), the Debtor hereby gives, grants and assigns to the Lender a security interest in and lien on all of the Debtor's rights in the following described property now owned by the Debtor or to be purchased by the Debtor with the proceeds of this Note and Security Agreement (hereinafter called the "Collateral").

1. Schedule No. 12 dated February 12, 1998 (the "Rental Schedule") to the Master Lease Agreement dated February 10, 1998, between American Finance Group, Inc., as lessor, by assignment from Varilease Corporation, as original lessor, and Oxford Health Plans, Inc. as lessee (the "Master Lease") (the Rental Schedule and the Master Lease to the extent but only to the extent it relates to the equipment covered by the Rental Schedule and as incorporated in the Rental Schedule, collectively, hereinafter called the "Lease") and those items of equipment described in the Rental Schedule (the "Equipment").

2. All Base Monthly Rentals, Stipulated Loss Values, Fair Market Values and other monies due or to become due to the Debtor under the Lease.

3. All the Debtor's rights, but none of its obligations, as lessor under the lease.

4.   All the Debtor's right, title and interest in and to the Equipment.

5. All the Debtor's right, title and interest in and to all additions, replacements, accessions, substitutions and improvements to the Equipment other than those additions, replacements, accessions, substitutions or improvements that are leased by the Debtor to the Lessee pursuant to a lease agreement other than the Lease (in each case to the extent permitted under the Lease).

6.   All proceeds of each of the foregoing.

Section 2. Representations and Warranties of the Debtor.

The  Debtor hereby represents and warrants as follows:

1. This Note and Security Agreement and the Lease have each been duly authorized, executed and delivered by the Debtor and each constitutes a legal, valid and binding agreement and obligation of the Debtor, enforceable according to its terms, except as such enforcement may be limited by bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors' rights generally or by equitable remedies in the discretion of the courts, and the Lease, and, if and when delivered, the Lessee's Notice, Acknowledgment and Lessee Indemnification referred to in
     Section 9(ii) hereof constitute the entire agreement between the Debtor an the Lessee pertaining to the leasing of the Equipment by the Debtor to the Lessee except that Section 3(a)(ii) of the Lease is no longer in effect.

2. The execution and delivery of this Note and Security Agreement and the Lease and consummation of the transactions contemplated herein or in the Lease and the fulfillment of and compliance with the terms and provisions hereof or of the Lease (i) do not result in a breach of any of the terms, conditions or provisions of its Amended and Restated Declaration of Trust or any bond, debenture, note, mortgage, indenture, credit agreement or other instrument to which the Debtor is a party or by which it or its property may be bound, and will not constitute (with the giving of notice or tie passage o time or both) a default thereunder, or result in the creation or imposition of any lien, charge, security interest or other encumbrance of any nature whatsoever upon the Collateral pursuant to the terms of any such agreement or instrument or otherwise or (ii) will not, in any material respect, contravene any law, rule, regulation or order of the United States or any state thereof or any other governmental authority which is in existence on the date hereof and which is applicable to the Debtor.

3. Neither the execution and delivery by the Debtor of this Note and Security Agreement or the Lease, nor the performance thereof by the Debtor requires the authorization, consent or approval of, or the giving of notice to, or the registration with, any governmental authority.

4. The Debtor is a corporation duly organized and validly existing under the laws of the State of Delaware and has the power and authority to execute, deliver and to perform its obligations under this Note and Security Agreement, the Lease and the Assignment and is duly qualified to do business in each jurisdiction where its failure to so qualify would adversely affect the enforceability against the Debtor of this Note and Security Agreement, the Lease, or the Assignment or its ability to perform its obligations hereunder or thereunder.

5. The Debtor has good title to and ownership of the Equipment free and clear of all security interests, liens and other encumbrances, except for the respective interests of the Lender hereunder and the Lessee under the Lease (including such as are required to be discharged by the Lessee pursuant to the Lease) and no other assignment or security interest has been granted generally or specifically with respect to the Collateral except for a lien in favor of First Union National Bank of North Carolina, such lien to be discharged with the proceeds hereof and such liens have previously been terminated.

6. There are no pending or, to the actual knowledge of the Debtor, threatened actions or proceedings against or affecting the Debtor before any court or administrative agency which, if determined adversely to the Debtor, would have an adverse effect on the ability of the Debtor to perform its obligations hereunder or under the Lease or the Assignment.

7. The aggregate unpaid Base Monthly Rentals under the Lease as of July 8, 1998 total $2,038,868.80, consisting of $63,714.65 per month for the following thirty-two (32) months, and such Base Monthly Rentals and other sums due and payable under the Lease are not subject to any defenses, set-off or counterclaims, nor, to the Debtor's actual knowledge, has Lessee asserted any such defense, set-off or counterclaim, and there is no Base Monthly Rentals now due and unpaid pursuant to the terms of the Lease nor have there been any payments made in advance on account of the Base Monthly Rentals to become due under the Lease. The Base Monthly Rentals payable under the Lease is sufficient to pay principal and interest due under this Note and Security Agreement in accordance with the terms hereof.

8. No Event of Default or event which with the passing of time or the giving of notice, or both, would constitute an Event of Default hereunder or under the Lease has occurred and is continuing.

9. The Debtor has made its investment in the Equipment and has acquired its interest in the Lease with its general assets and not directly or indirectly with the assets of or in connection with any arrangement or understanding by it in any way involving any employee benefit plan (or its related trust) all within the meaning of the Employee Retirement Income Security Act of 1974.

10. The Debtor has not offered this Note and Security Agreement for sale directly or in erectly, or solicited any offer to buy the same or otherwise negotiated with respect thereto, with any person or persons so as to bring the sale of this Note and Security Agreement under the provisions of Section 5 of the Securities Act of 1933, as amended.

II. There is no outstanding order, writ, injunction or decree of any court, government or governmental agency against or affecting the Debtor with respect to the Equipment, the Lease or this Note and Security Agreement.

12. The Master Lease and the Rental Schedule (the "Lease Documents"), the original (in the case of the Rental Schedule) and a copy (in the case of the Master Lease) of which have been delivered to the Assignee, are true, correct and complete and include all amendments thereto, are the only documents executed by the Borrower and the Lessee with respect to the Equipment, are enforceable against the parties thereto, and represent legal, valid and binding obligations of the parties thereto in accordance with their terms, and all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct.

13. The Lease Documents (including their form and substance and the computation of all charges therein) and the transactions contemplated thereby conform in all material respects to all applicable laws, rules, regulations, ordinances and orders.

14. The Equipment was delivered to the Lessee in satisfactory condition and was accepted by the Lessee.

15. The Lease Documents are not and will not at any time be subject to any defense, claim, counterclaim or setoff by Lessee.

16. The Lease constitutes a valid reservation of unencumbered title to or a perfected first priority security interest in the property covered thereby, effective against all persons, and any filing, recordation or any other action or procedure permitted or required by law to perfect such security interest has been accomplished.

Section 3. Covenants of the Debtor.

     The Debtor hereby covenants and agrees for the benefit of the Lender as follows:

1. All payments to be made by the Lessee under the Lease and by the Debtor hereunder shall be made on the payment date by check in immediately available funds, to Transamerica Business Credit Corporation, c/o First National Bank of Chicago, P.O. Box 70656, Chicago, Illinois 60673-0656 or by wire transfer to the account of the Lender at Transamerica Finance and Leasing, First National Bank of Chicago, One First National Plaza, Chicago, Illinois, Account No. 55-41948, ABA No. 071000013, Reference: American Finance Group/Oxford, or to such other address as the Lender d designates in writing.

2.   All right,  title and interest of the Debtor in and to the  Collateral  and
     any  payments  with  respect   thereto  shall  be  expressly   subject  and
     subordinate to all of the right, title and interest of the Lender therein.

3. The Debtor shall not modify, rescind, cancel or accept surrender of the Lease or waive or enforce any of the provisions thereof, accept and retain payments of Base Monthly Rentals from the Lessee (except as specified in Section 4(3) hereof), give any consent with respect to the Lease, or extend the time of payment for payments due thereunder, and shall not sell, assign, or transfer its interest in the Lease or the Equipment or take any other action with respect thereto without the prior written consent of the Lender and will include in any documentation submitted to the Lender soliciting its consent to such sale or transfer a prohibition against any future transfer to any natural person or persons or entity which is not a permitted assignee under the Lease; provided, however, that the consent of the Lender is not required to the sublease of the Equipment by the Lessee as long as such sublease is expressly made subject and subordinate to the rights of the Debtor and the Lender under the Lease, is protected by a precautionary filing of a financing statement under the Uniform Commercial Code of which the Lender is assignee, does not relieve the Lessee of any of its obligations under the Lease and does not create any obligations on the part of the Debtor or the Lender in favor of the sublessee of Lessee.

4. The Debtor shall keep the Collateral free and clear of all mortgages, pledges, liens, charges, security interests and other encumbrances whatsoever, except those created by this Note and Security Agreement, the rights of Lessee under the Lease and those caused by any act or omission on the part of the Lessee or required to be discharged by the Lessee under the terms of the Lease. The Debtor shall pay all charges, including without limitation, all taxes and assessments levied or assessed against the Debtor, which if unpaid would constitute a lien on the Collateral or any portion thereof, provided, however, that the Debtor shall pay charges required to be paid or discharged by the Lessee under the terms of the Lease only to the extent that the Debtor shall have received funds or such funds are due from the Lessee allocable to such charges. The Debtor shall not be required to pay or discharge any such charges, taxes or assessments so long as it shall in good faith and by appropriate legal proceedings being diligently prosecuted, contest the validity thereof in any reasonable manner which will not endanger the Lessee's right of quiet enjoyment and use of the Equipment under the Lease or the Lender's security interest in the Collateral pursuant to this Note and Security Agreement.

5. Only the duplicate original of the Rental Schedule with the legend "This is Counterpart No. I of 3 Counterparts" which has been delivered to the Lender constitutes chattel paper for purposes of perfecting an interest therein. The Debtor will not relinquish possession and control of any duplicate originals held by it (notated "Counterpart No. 2 of 3 Counterparts" and "Counterpart No. 3 of 3 Counterparts") to any person without the prior written consent of the Lender. The Debtor represents that there exists only one duplicate original of the Rental Schedule notated "Counterpart No. I of 3 Counterparts' and covenants not to execute any additional duplicate original of the Rental Schedule notated "Counterpart No. I of 3 Counterparts".

6. The Debtor shall execute and deliver any and all papers or documents which the Lender may reasonably request from time to time in order to carry out the purposes hereof and of the Lease, or to facilitate the collection of monies due or to become due from the Lessee under the Lease.

7. The Debtor shall duly fulfill or cause to be fulfilled all of the obligations to be performed by the Debtor under the Lease.

8. The Debtor shall not permit the Equipment to be relocated to a jurisdiction outside the contiguous United States and Debtor shall promptly notify the Lender if any item of Equipment is removed from its current jurisdiction to another within the United States.

9. The Debtor shall promptly notify the Lender upon obtaining knowledge of any Event of Default or event, which with the giving of notice or passage of time or both would constitute an Event of Default, hereunder or under the Lease.

10. The Debtor shall allow the Lender and its representatives free access and right of inspection, as provided for in the Lease, of the Equipment at its location, and in the event of loss or damage to the Equipment shall send prompt written notice thereof to the Lender, all to the extent provided for in the Lease.

II. The Debtor shall provide the Lessee any and all consents, assistance and cooperation necessary for the Lessee to maintain property insurance and public liability insurance, showing the Lender as additional insured and loss payee, in amounts and with insurance companies satisfactory to the Lender, all to the extent required by and in accordance with the terms of the Lease.

12. The Debtor shall provide the Lessee any and all consents, assistance and cooperation necessary for the Lessee to keep the Equipment in good repair and operating condition without any costs or liability to the Lender, all to the extent required by and in accordance with the terms of the Lease.

13. The Debtor shall maintain its records concerning the Lease at its principal place of business at 24 School St, 7' Floor, Boston, MA 02108, and will not remove such records, except to a jurisdiction where the Uniform Commercial Code shall be in effect, and upon thirty (30) days prior written notice to the Lender.

14. The Debtor shall file or cause to be filed in each office where filing is necessary to perfect the Lender's security interest in the Collateral under the respective UCC statutes, all UCC financing statements, agreements, instruments or applications which the Lender deems necessary or desirable for such purpose.

Section 4. Covenants of the Lender.

     The Lender hereby covenants and agrees for the benefit of the Debtor as follows:

1. So long as Lessee is not in default of any of its obligations under the Lease, the interest of the Lender in the Lease and the Equipment shall be subject and subordinate to Lessee's leasehold estate in the Equipment and the Lender will not disturb Lessee's quiet use and possession of the Equipment.

2. The Lender shall, upon receipt of payments of Base Monthly Rentals from Lessee, immediately apply such payments towards the satisfaction of principal and interest then due hereunder.

3. So long as Lessee is not then in default under the Lease and provided the Debtor is not in default under this Note and Security Agreement, the Lender shall pay over to the Debtor within twenty (20) days of receipt, and the Debtor may receive and retain notwithstanding any subsequent default hereunder, (a) all sums received from the Lessee in payment of Base Monthly Rentals due under the Lease to the extent such sums exceed the installment of principal and interest then due hereunder and (b) any payments made by the Lessee pursuant to its indemnification obligations under the Lease as compensation to the Debtor for costs, charges or losses incurred by the Debtor. Such sums shall be forwarded to the Debtor at American Finance Group, Inc./FUNC, P.O. Box 60581, Charlotte, NC 28260 ATTN: Lease Operations or deposited to such account as debtor may direct.

4. The Debtor shall have the right to pay and perform for the account of the Lessee any obligation of the Lessee under the Lease (other than the payment of Base Monthly Rentals or sums due upon the occurrence of a casualty or other loss to any of the Equipment), in which case the Lender agrees that for purposes of the default provision of this Note and Security Agreement an Event of Default shall be deemed not to have occurred on account of Lessee's nonperformance of the obligation if the Debtor so pays or performs such obligation within the period required under the Lease. In the event the Debtor makes payments to the Lender on the account of Lessee, the Debtor shall be subrogated to the rights of the Lender with respect to such sums and, if any default has occurred and is continuing under the Lease, shall not collect such sums from the Debtor until each such default has been cured.

Section 5. Rights of the Lender.

     The Debtor hereby irrevocably constitutes and appoints the Lender, and any officer thereof responsible for enforcing the terms of this Note and Security Agreement, the Debtor's agent and attorney-in-fact to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Note and Security Agreement. This power of attorney is a power coupled with an interest, shall be irrevocable and shall terminate only upon payment in full of the obligations set forth herein and the termination of this Note and Security Agreement. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Without limiting the generality of the foregoing, the Debtor hereby gives the Lender the power and right, on behalf of the Debtor and without notice to or assent by the Debtor, to do the following:

1. Receive directly from the Lessee all payments of Base Monthly Rentals or other sums due and payable under the Lease, Stipulated Loss Value, Fair Market Value and other sums due and to become due under the Lease (other than the sums not payable to the Lessor under the Lease) and endorse all remittances received thereunder and to exercise all rights, privileges and remedies of Lessor under the Lease, including without limitation, the right to grant waivers or consents of any character.

2. Endorse any loss payment or returned premium check and to make, settle and release any claim under any insurance policy with respect to the Equipment.

3. File any claim or take any other action or proceeding in any court of law or equity for the purpose of collecting any and all monies due under the Lease.

4. File financing statements signed only by the Lender with respect to this Note and Security Agreement in accordance with the Uniform Commercial Code or signed by the Lender as attorney-in-fact for the Debtor.

5. File this Note and Security Agreement, or any reproduction hereof, as a financing statement. The Debtor hereby ratifies all that the Lender may do pursuant to such power.

     The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence or willful misconduct.

Section 6. Casualty.

     Upon the occurrence of a casualty or other loss to any of the Equipment, all or a portion of the unpaid principal under this Note and Security Agreement shall become immediately due and payable, together with accrued interest thereon, on the date on which the Stipulated Loss Value due under the Lease is paid in full. The amount of principal to be prepaid shall be calculated by multiplying the outstanding principal balance by a fraction (the "Prepayment Factor") determined by dividing the original cost for the item or items of Equipment suffering the casualty or loss by the original cost for all items of Equipment subject to the Rental Schedule immediately prior to the casualty or loss. Each remaining installment of principal and interest due hereunder shall be reduced by an amount equal to the amount obtained by multiplying the debt service payment due before the prepayment by the Prepayment Factor. Otherwise, there shall be no prepayment of this Note and Security Agreement without the prior written consent of the Lender.

Section 7. Late Payment Rate.

     Any payment past due hereunder for more than ten (10) days shall be payable on demand with interest computed from the day payment was due at the rate of two percent (2%) per month, or if such rate shall exceed the maximum rate of interest allowed by law, then at such maximum rate.

Section 8. Right of Lender to Perform for Debtor.

     If the Debtor defaults in its obligations hereunder, the Lender may, at its option, effect insurance and pay all taxes, assessments and charges levied on the Equipment or for the storage, maintenance or repair thereof. Any insurance premiums, taxes, assessments and charges so paid shall be secured by this Note and Security Agreement and shall be added to the principal due hereunder, shall be payable on demand and shall be secured by the Collateral.

Section 9. Limitations of Liability.

     Principal and interest due hereunder is repayable from the Collateral only, and the Lender shall have no further recourse against the Debtor personally; provided, however, that the Lender shall have recourse against the Debtor personally for (i) any claims arising out of or in connection with the breach by the Debtor of any of its representations, warranties, covenants and undertakings (other than the payment of principal and interest due under this Note and Security Agreement) set forth herein and (ii) the full unpaid principal amount of this Note and Security Agreement, all accrued and unpaid interest, late charges and other amounts payable hereunder or in connection herewith, which amounts shall become immediately due and payable on July 31, 1998 or thereafter on demand by the Lender, if on or before July 31, 1998, there shall exist any security interest, lien or other encumbrance (except for the respective interests of the Lender hereunder and the Lessee under the Lease) in or on the Lease or any of the Equipment.

Section 10.  Events of Default.

     Any of the following events shall constitute an Event of Default hereunder.

1. The Debtor shall fail to make any payment due hereunder within ten (10) days after the Debtor's receipt of written notice of the nonpayment thereof.

2. An Event of Default under and as defined in the Lease shall have occurred and be continuing.

3. There shall be imposed upon the Collateral or any part thereof any claim, lien, security interest, encumbrance or charge, other than the Lease and liens expressly permitted by the Lease.

4. The Debtor shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by the Debtor hereunder or in any agreement or certificate furnished to the Lender in connection herewith and such failure shall continue unremedied for a period of thirty (30) days after the earlier of (i) the date on which the Debtor has knowledge of such failure and (ii) the date on which the Lender gives written notice thereof to the Debtor.

5. Any representation or warranty made by the Debtor herein or in any document or certificate furnished to the Lender in connection herewith shall have been incorrect in any material respect when made.

6. The Debtor shall (a) be generally not paying its debts as they become due as such phrase has been construed under Section 303(h)(1) of Title 11 of the United States Code, (b) file, or consent by answer or otherwise to the filing against it of, a petition of relief or reorganization or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (c) make an assignment for the benefit of its creditors, (d) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or (e) take corporate or comparable action for the purpose of any of the foregoing.

7. Any petition for any relief under any bankruptcy or insolvency law of any jurisdiction shall be filed against the Debtor and such petition shall not be stayed or dismissed within sixty (60) days of the date of filing.

8. A court or governmental authority of competent jurisdiction shall enter an order (a) appointing, without consent by the Debtor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (b) approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or (c) ordering the dissolution, winding-up or liquidation of the Debtor.

Section I 1. Remedies.

     If an Event of Default hereunder shall have occurred, then, or at any time thereafter while such Event of Default is continuing, the Lender may declare the principal balance hereof and all accrued interest due and payable, whereupon it shall become immediately due and payable without notice or demand. It shall then be lawful for the Lender (and the Debtor hereby authorizes and empowers the Lender with the aid and assistance of any persons) to exercise any one or more of the following remedies.

1. Subject and subordinate to the rights of the Lessee under the Lease, to enter upon such place as the Equipment may be found and take possession of and carry away the Equipment with process of law at any time or times, and to dispose of the Equipment and apply the proceeds thereof to the balance hereof or any other obligation arising hereunder, all to the extent permitted by and in accordance with law and with the Lease.

2. If any Event of Default has occurred and is continuing under the Lease, as assignee of the Lessor s interest in the Lease, to exercise any or all of the rights and powers and pursue any or all of the remedies provided for in the Lease.

3. To exercise any or all of the rights and powers and pursue any or all of the remedies that are available to a secured party under the Uniform Commercial Code or any other applicable law or in equity in respect to the Collateral.

     The Debtor will reimburse the Lender for all fees of attorneys or collection agencies and all expenses, costs and charges paid or payable to third persons or suffered or incurred by the Lender in attempting or effecting protection or preservation of its security interest in the Collateral or the enforcement of any provision of this Note and Security Agreement. Costs of collecting the amounts secured hereby shall be added to the principal amount due hereunder, shall be payable on demand and shall be secured by the Collateral.

     The proceeds of any sale of the Collateral or any part thereof or any interest therein and the proceeds of the exercise of any other remedy with respect to the Collateral, shall be applied by the Lender, first, to the payment of accrued but unpaid interest hereon, second, to the payment of any amount due hereunder other than principal and interest, third, to the repayment of the outstanding principal balance hereof, including costs and expenses incurred by the Lender or any person or party acting on behalf of the Lender in connection with the exercise of remedies hereunder and addled to principal as herein above provided, and fourth, to whomever shall be lawfully entitled thereto.

     All rights, remedies and options conferred upon the Lender hereunder or by law shall be cumulative and may be exercised successively or concurrently and are not alternative or exclusive of any other such rights, remedies or options. No express or implied waiver by the Lender of any default or event of default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent default or event of default. The failure or delay of the Lender in exercising any rights granted hereunder shall not constitute a waiver of any such right in the future and any single or partial exercise of any particular right by the Lender shall not be deemed to exhaust such rights or constitute a waiver of any other right provided herein.

Section 12.  Stitus of Equipment.

     The Equipment is currently located at the addresses set forth in the Rental Schedule. The Debtor will not cause the Equipment to be relocated to any other jurisdiction without notifying the Lender within sixty (60) days of such act.

Section 13.  Miscellaneous.

     This Note and Security Agreement may not be amended, waived, or discharged, except by an agreement in writing by the party against which or whom enforcement of the amendment, waiver or discharge is sought. In case any one or more of the provisions contained in this Note and Security Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby in such jurisdiction, nor shall such provision be invalid, illegal or unenforceable in another jurisdiction to which the holding thereof shall not apply. Time and exactitude are of the essence hereof.

     All notices to be made hereunder shall be in writing and delivered by hand, overnight courier or first-class mail and (a) if to the Lender, addressed to it at 144 Merchant Street, Suite 150, Cincinnati, Ohio 45246, ATTN: Credit Manager, with a copy to Transamerica Finance & Lease Division, 5080 Spectrum, Suite I 100 West, Dallas, Texas 75248, ATTN: Counsel, and (b) if to the Debtor, addressed to it at 24 School Street, 7th Floor, Boston, Massachusetts, 02108, ATTN. Lease Operations. Either party hereto may change the address to which notice to such party shall be sent by giving written notice of such change to the other party to this Note and Security Agreement in the manner provided herein.

     It is the intention of the parties that the provisions of this Note and Security Agreement shall be governed by the laws of the State of Illinois without giving effect to principles of conflicts of law.

     All interest due hereunder shall be computed on the basis of a 360 day year.

     Section headings and captions are inserted for convenience only and shall not affect any construction or interpretation of this Note and Security Agreement. The words "herein', "hereof', "hereby", "hereto", "hereunder", and words of similar import refer to this Note and Security Agreement as a whole and not to any particular section, subsection, paragraph, clause or subdivision hereof. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Lease.

     The Debtor and the Lender agree that this Note and Security
Agreement, the Exhibit hereto and the letter agreement of even date herewith among the Debtor, the Lender, the Lessee and Varilease Corporation are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof.

     THE DEBTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND SECURITY AGREEMENT AND EACH AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE AND SECURITY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE DEBTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE DEBTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (A) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR

PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (B) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF. THE DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT THE ADDRESS FOR IT SPECIFIED IN THIS SECTION 13. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE DEBTOR IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

IN WITNESS WHEREOF, the parties hereto have caused this Note and Security Agreement to be duly executed this 28th day of July, 1998.

AMERICAN FINANCE GROUP, INC.           TRANSAMERICA BUSINESS CREDIT
DEBTOR                                 CORPORATION
                                       LENDER

By:  /s/ Donald R. Dugan               By: /s/ Sean D. McAlister
     ---------------------                 -------------------------
     Donald R. Dugan                       Sean D. McAlister
Title:  President               Title:     V.P. Reqion Credit Manager